Exhibit 10.14(g)

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT,

MARKED BY [********], HAS BEEN OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2

PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 6 TO

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

This Amendment No. 6 to Collaborative Research and License Agreement (this “Amendment”), effective as of the date of signature of the last Party to sign below, amends the Collaborative Research and License Agreement entered into as of December 27, 2005 by and between AstraZeneca AB, a company limited by shares organized and existing under the laws of Sweden (“AstraZeneca”), and Targacept, Inc., a Delaware (USA) corporation (“Targacept”), as amended by Amendment No. 1 dated November 10, 2006, Amendment No. 2 effective July 8, 2009, Amendment No. 3 effective April 30, 2010, Amendment No. 4 effective September 28, 2010 and Amendment No. 5 effective March 5, 2013 (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS AstraZeneca and Targacept desire to (a) amend, in accordance with Section 17.6 of the Agreement, the Agreement to modify the compounds that constitute Basket Compounds and (b) memorialize the termination of certain compounds from the Agreement and the agreement of the parties regarding such compounds after termination.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, AstraZeneca and Targacept, intending to be legally bound, hereby agree that, as of the effective date of this Amendment:

1. Section 1.52A of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.52A “Basket Compound” means each of AZD1446 (TC-6683) [********], in each case identified by the chemical structure acknowledged by the Parties as such compound as of the Amendment No. 5 Date, any enantiomer, metabolite or prodrug of any of the aforementioned compounds, and, in each case, any salt form, polymorph, crystalline form, hydrate, solvate or formulation thereof.”

2. Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

3. Termination of Returned Compounds.

(a) With effect on the date of this Amendment, the Agreement shall be terminated with respect to each of [********], [********], [********], [********], [********] (collectively, the “Returned Compounds”) pursuant to Section 11.2.3 of the Agreement, notwithstanding any prior written notice from AstraZeneca to Targacept otherwise required for such termination pursuant to Section 11.2.3 of the Agreement.

(b) The Parties hereby acknowledge and agree that: (i) as of the effective date of this Amendment, each Returned Compound shall be deemed to be a Terminated Compound and a Terminated AZ Compound; and (ii) no Returned Compound and no metabolite of a Returned Compound shall be, notwithstanding anything in the Agreement to the contrary, an Additional Compound or Excluded Zone Compound, it being the intent of Targacept and AstraZeneca that, notwithstanding anything in the Agreement to the contrary, Targacept and its Affiliates and licensees (and sublicensees, through multiple tiers) shall have (A) the exclusive and unrestricted worldwide right to Exploit Returned Compounds, or any of them, including any salt form, polymorph, crystalline form, prodrug, pharmacologically active metabolite, hydrate, solvate or formulation thereof, in all respects and (B) the non-exclusive and unrestricted worldwide right to Exploit pharmacologically inactive metabolites of Returned Compounds, or any such metabolite, in all respects; provided that Targacept does not by the foregoing clause (B) grant to AstraZeneca any such rights.

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IN WITNESS WHEREOF AstraZeneca and Targacept have executed this Amendment as of the respective dates set forth below.

TARGACEPT, INC.		ASTRAZENECA AB (publ.)

By:	/s/ Stephen A. Hill	By:	/s/ Jan-Olof Jacke

Name:	Stephen A. Hill	Name:	Jan-Olof Jacke

Title:	Chief Executive Officer	Title:	President

Date:	Feb. 7, 2014	Date:	Feb. 6, 2014

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